FORM OF PERFORMANCE SHARE AWARD AGREEMENT FOR FIVE STAR BANCORP 2021 EQUITY INCENTIVE PLAN [_________] (the “Participant” or “you”) is hereby granted a performance share award (the “Award”) by Five Star Bancorp pursuant to the Five Star Bancorp 2021 Equity Incentive Plan, as amended (the “2021 Plan”). The Award is subject to the terms and conditions of the 2021 Plan and this Performance Share Award Agreement, including the attached Terms and Conditions (“Award Agreement”). Capitalized terms used in this Award Agreement and not otherwise defined shall have the meanings assigned to such terms in the 2021 Plan. 1. Target Number of Shares Subject to Your Award: shares of Common Stock (“Shares”), subject to adjustment pursuant to the 2021 Plan (the “Target Award”). 2. Grant Date: [DATE] This Award of performance-based restricted stock units (“PSUs”) will vest on [DATE] (the “Vesting Date”) based on the achievement of the performance conditions set forth in Section 1(b) of the Terms and Conditions, subject to the other provisions of the Terms and Conditions. [signature page follows]

IN WITNESS WHEREOF, Five Star Bancorp, acting by and through the Committee, has caused this Award Agreement to be executed as of the Grant Date set forth above. FIVE STAR BANCORP By: Name: Title: Accepted by Participant: Date

TERMS AND CONDITIONS 1. Grant and Vesting Conditions. (a) Grant Date and Target Number of PSUs. The Grant Date and target number of Shares underlying your Award are stated on page 1 of this Award Agreement. Depending on the satisfaction of the vesting conditions described in Section 1(b), and other term and conditions of this Award, you may earn [__]% to [__]% of the Target Award. (b) Vesting Conditions. Subject to your continued employment with the Company through the Vesting Date (except as set forth in Section 3 below), the PSUs will vest as follows:  [__]% of the Target Award will vest upon achievement of a Consolidated ROAA Percentile of less than the [__]th of the Comparator Group at the end of the Performance Period;  [__]% of the Target Award will vest upon achievement of a Consolidated ROAA Percentile of [__]th of the Comparator Group at the end of the Performance Period;  [__]% of the Target Award will vest upon achievement of a Consolidated ROAA Percentile of [__]th of the Comparator Group at the end of the Performance Period;  [__]% of the Target Award will vest upon achievement of a Consolidated ROAA Percentile of [__]th of the Comparator Group at the end of the Performance Period. If the Consolidated ROAA Percentile falls between the [__]th and [__]th of the Comparator Group, or between the [__]th and [__]th of the Comparator Group, the Target Award will vest at the end of the Performance Period on a proportional basis determined using straight-line interpolation. For example, if the Company achieves a Consolidated ROAA Percentile of [__]th, then [__]% of the Target Award will vest at the end of the Performance Period. For the avoidance of doubt, the Consolidated ROAA Percentile must be at least [__]th of the Comparator Group for any of the Target Award to vest. “Comparator Group” means a peer group of publicly traded banks and bank holding companies utilizing the S&P Global Broad Market Index - Western Region. “Consolidated ROAA” means the Company’s consolidated return on average assets, annualized. “Consolidated ROAA Percentile” means the percentile ranking of the Company’s Consolidated ROAA relative to the Comparator Group. “Performance Period” means the three year period from [DATE] through [DATE].

2. Committee Determination and Settlement. (a) Following the end of the Performance Period, the Committee shall determine and certify the Consolidated ROAA and the Consolidated ROAA Percentile. (b) Following the Committee’s determination, each PSU that vests under this Award shall be settled in Shares on or before [DATE]. 3. Restrictions. Your Award is subject to the following restrictions: (a) Alienation. The Award and the rights and privileges conferred hereby shall not be transferred, assigned, pledged, or otherwise encumbered in any way (whether by operation of law or otherwise), other than by will or by the laws of descent and distribution. Upon any attempt to transfer, assign, pledge, or otherwise encumber the Award or any right or privilege conferred hereby contrary to the provisions hereof, the Award and the rights and privileges conferred hereby shall immediately become null and void. (b) Termination of Employment. If your employment with the Company terminates prior to the Vesting Date for any reason other than as set forth in Section 3 hereof, then the Award shall not vest and you will forfeit all of your rights, title and interest in this Award as of your termination date. (c) Clawback. This Award may be subject to recoupment or clawback by the Company in accordance with the Company’s recoupment, clawback or similar policy as such may be in effect from time to time, as well as any similar provisions of applicable law, or Securities and Exchange Commission rule or regulation, or stock exchange requirement, which could in certain circumstances require repayment or forfeiture of the Award or any Shares or other cash or property received with respect to the Award (including any value received from a disposition of Shares acquired upon payment of the Award). 4. Treatment Upon Death, Disability or Change in Control. (a) Death or Disability. If your employment with the Company terminates by reason of death or Disability (as defined below), your Award will not forfeit upon your termination. Instead, the number of PSUs that shall vest upon the Vesting Date (if any) shall be determined based on the vesting conditions set forth in Section 1(b) and pro-rated based on the fraction obtained by dividing the number of full months from the Grant Date through the termination date by thirty-six (36). “Disability” means (1) the Participant’s inability, due to physical or mental incapacity, to substantially perform the Participant’s duties and responsibilities with the Company or any Affiliate for one hundred eighty (180) days out of any three hundred sixty-five (365) day period or one hundred twenty (120) consecutive days; or (2) the Participant’s eligibility to receive long-term disability benefits under a long-term disability plan sponsored by the Company or any of its Affiliates.

(b) Change in Control. If there is a Change in Control during the Performance Period, then the date of the Change in Control shall be the Vesting Date and the number of PSUs vesting on such Vesting Date shall be 100% of the Target Award. 5. Dividend Equivalents. If the Company declares and pays a dividend in respect of its Shares and, on the record date for such dividend, the Participant holds PSUs granted pursuant to this Award Agreement, the Participant shall have an unvested right to receive an amount (the “Dividend Equivalent”) equal to the dividends that the Participant would have received if the Participant were the holder of record, as of such record date, of the number of Shares related to the PSUs that the Participant holds as of such record date. Any Dividend Equivalent will vest if, when and to the extent that the related PSUs vest (or will be vested immediately if the underlying PSU is vested but has not yet been settled) and will be paid to the Participant at the same time the underlying PSUs are settled. No interest will be paid with respect to a Dividend Equivalent. If any of the PSUs are forfeited or otherwise do not vest or settle, any Dividend Equivalent with respect to such PSUs shall also be forfeited. 6. Regulatory Requirements. (a) The Committee reserves the right to adjust executive incentive-based compensation, including this Award and any payment thereunder, downward for excessive risk taking that develops from your management actions and/or inactions as demonstrated, documented, or reported through internal audits, examinations, outside ratings providers, reviews, and risk assessments. The Committee may use an approach like the CAMELS ratings system used by regulators when reviewing and determining whether the Company and/or Five Star Bank (the “Bank”) is being exposed to excessive or reckless levels of risk that would warrant a reduction in incentive-based compensation, including this Award and any payment thereunder. (b) Notwithstanding anything to the contrary in this Award Agreement, the vesting and settlement of this Award shall be conditioned upon the Company and the Bank being continuously “well-capitalized” (as such term is defined in 12 CFR § 225.2(r)(1) and (r)(2)(i), respectively) for the period commencing on the Grant Date and ending on the Vesting Date; provided that if the Company and the Bank fail to be “well-capitalized” for a period of 30 days or less, such failure shall not constitute a breach of the foregoing condition. (c) The parties agree that any payments under this Award Agreement are subject to and conditioned upon their compliance (if required) with the provisions of 12 U.S.C. § 1828(k) and implementing rules thereunder (including 12 C.F.R. Part 359) restricting certain “golden parachute and indemnification payments” as such laws and regulations may hereafter be amended from time to time (the “FDIC Compensation Restrictions”), and that notwithstanding any other provisions of the 2018 Plan and this Award Agreement, the Company shall in no case be obligated to make any payment to the Participant that would be impermissible under the FDIC Compensation Restrictions.

(d) The Company or its successors retain the legal right to demand the return of any “golden parachute” payments from the Participant in the event that it shall be determined, by legal process or by order of the Company’s federal regulator(s) that the Participant: (i) has committed any fraudulent act or omission, breach of trust or fiduciary duty, or insider abuse with regard to the Company that has had or is likely to have a material adverse effect on the Company; or (i) is substantially responsible for the insolvency of, the appointment of a conservator or receiver for, or the troubled condition, as defined by applicable regulations of the appropriate federal banking agency, of the Company or any FDIC insured depository institution subsidiary of the Company; or (ii) has materially violated any applicable federal or state banking law or regulation that has had or is likely to have a material effect on the Company; or (iii) has violated or conspired to violate section 215, 656, 657, 1005, 1006, 1007, 1014, 1032, or 1344 of title 18 of the United States Code, or section 1341 or 1343 of such title affecting a federally insured financial institution as defined in title 18 of the United States Code. (e) The Company and its successors-in-interest further retain the legal right to demand the return by the Participant of incentive compensation paid to the Participant, including under the Award, within the fifteen (15) months prior to such demand (or any longer period of time required by applicable law) pursuant to the terms of any compensation “clawback” or recoupment policy of the Company applicable to similarly-situated employees of the Company (as may be amended from time to time and as may hereafter be adopted) or required to comply with applicable law. 7. No Voting Rights. You have no voting rights with respect to the Award unless and until you receive a distribution of Shares. 8. No Right of Continued Employment. Nothing in this Award Agreement will interfere with or limit in any way the right of the Company to terminate your employment at any time, nor confer upon you any right to continue in the employ of the Company. 9. Taxes and Withholding. (a) The Company shall, in its discretion, have the right to deduct or withhold from payments of any kind otherwise due to the Participant, or require the Participant to remit to the Company, an amount sufficient to satisfy taxes imposed under any federal, state, local, non-U.S., or other law, including but not limited to income taxes, capital gain taxes, transfer taxes, and social security contributions that are required by law to be withheld with respect to the 2021 Plan, grants of restricted stock units, payment of Shares under this Award Agreement, the sale of Shares acquired hereunder, and/or the payment of dividends on Shares acquired hereunder, as applicable. A sufficient number of the Shares resulting from payout of this Award at vesting may, in the Company’s discretion, be retained by the Company to satisfy any tax-withholding obligation. (b) Subject to the Committee’s approval, the Participant may satisfy the Participant’s tax withholding obligation through a program in which payment of any tax- withholding obligation may be satisfied, in whole, or in part, by delivery of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the amount necessary to satisfy the Company’s withholding obligations (such program a “sell to cover” program). For the avoidance of doubt, any Share withholding or “sell to cover” shall, to the extent applicable, be carried out in accordance with Treas. Reg. § 1.409A- 3(j)(4)(vi) or (xi). 10. Section 409A. This Award Agreement and the Award granted hereunder shall be interpreted to be compliant with or exempt from the requirements of Section 409A of the Internal Revenue Code, as amended, and the regulations promulgated thereunder (collectively, “Section 409A”). If the Award is subject to Section 409A and payment is due upon a termination of employment or service, payment shall be made only if such termination constitutes a “separation from service” as defined under Treas. Reg. § 1.409A- 1(h). If the Award is subject to Section 409A and payment is due on account of a Change in Control, no Change in Control shall be deemed to have occurred with respect to the Award unless and until such event also constitutes a “change in the ownership”, “change in effective control”, and/or a “change in the ownership of a substantial portion of assets” of the Company as those terms are defined under Treas. Reg. § 1.409A-3(i)(5). In all cases, the Participant shall be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on the Participant or for the Participant’s account in connection with the Award (including any taxes and penalties under Section 409A), and neither the Committee, the Company nor any of the Company’s affiliates shall have any obligation to indemnify or otherwise hold the Participant harmless from any or all of such taxes or penalties. 11. Plan Incorporated. The terms contained in the 2021 Plan are incorporated into and made a part of this Award Agreement and this Award Agreement shall be governed by and construed in accordance with the 2021 Plan. 12. Successors. This Award Agreement shall be binding upon any successor of the Company, in accordance with the terms of this Award Agreement and the 2021 Plan. 13. Severability. If any one or more of the provisions contained in this Award Agreement is deemed to be invalid, illegal or unenforceable, the other provisions of this Award Agreement will be construed and enforced as if the invalid, illegal or unenforceable provision had never been included in this Award Agreement. 14. Notice. Notices and communications to be made hereunder shall be in writing and shall be delivered in person, by registered mail, by confirmed facsimile or by a reputable overnight courier service to the Company at its principal office or to the Participant at his or her address contained in the records of the Company. Alternatively, notices and other communications may be provided in the form and manner of such electronic means as the Company may permit. 15. Electronic Delivery. The Company may, in its sole discretion, deliver any documents related to the PSUs and the Participant’s participation in the 2021 Plan (including any prospectuses, annual reports and other information required to be delivered by applicable securities laws, rules and regulations), or future awards that may be granted under the 2021 Plan, by electronic means or request the Participant’s consent to participate in the 2021 Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and, if requested, agrees to participate in the 2021 Plan through an on- line or electronic system established and maintained by the Company or another third party designated by the Company. * * *